                                   SECTION 16
                               POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints Shawn K. Baldwin and Scott M. Jarvis, signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)   prepare, execute  in  the  undersigned's  name  and  on  the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission
(the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a)
ofthe Securities Exchange Act of 1934 or any rule or regulation of the SEC;

     (2)   execute  for  and  on  behalf  of  the  undersigned,  in  the undersigned's capacity as an officer and/or director of Select Interior
Concepts, Inc., a Delaware corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules thereunder;

     (3)   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority; and

     (4)   take  any  other  action  of  any  type  whatsoever in connection with  the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest  of,  or  legally  required  by,  the undersigned,  it  being  understood  that  the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute  or  substitutes,  shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  In affixing his or her signature to this Power of
Attorney, the undersigned hereby revokes any and all previously executed Powers of Attorney for the same or similar purposes.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 101h day of June, 2020.

                                     /s/ Robert Scott Vansant
                                     ----------------------------------
                                     Robert Scott Vansant